[Landels Ripley & Diamond LLP Letterhead]




Securities & Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549


                           Re: Capital Alliance Income Trust, A Real
                                    Estate Investment Trust
                           Your File No.  333-11625
                           Our File No. 7023.0002

Dear Sir or Madam:

     Enclosed please find an amended FORM 8-A for filing for the above referenced Issuer. The Form is being filed to clarify that the securities in question are being registered pursuant to 12(b) of the Act and that they will be registered on The American Stock Exchange. If you have any questions, please do not hesitate to call.


                                              Very Truly Yours,

                                              LANDELS RIPLEY & DIAMOND LLP


                                              Anne R. Knowles


Cc: Stephen C. Ryan, Esq.
      Thomas B. Swartz

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A/a

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Capital Alliance Income Trust, Ltd., A Real Estate Investment Trust
      -------------------------------------------------------------------
               (Exact Name of issuer as specified in its charter)


           Delaware                                             94-3240473
           --------                                             ----------
(State or other jurisdiction of                               (IRS Employer
 incorporation or organization)                           Identification Number)


           50 California Street, Suite 2020, San Francisco, CA 94111
           ---------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:


              Title of each class            Name of each exchange on which
              to be so registered            each class is to be registered
              -------------------            ------------------------------

             Shares of Common Stock          The American Stock Exchange
              Shareholder Warrants           The American Stock Exchange

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(c)(1), please check the following box.         [X]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(d), please check the following box.            [ ]


Securities Act registration statement file number to which this form relates:

                                    333-11625
                                    ---------
                                 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)

================================================================================

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES.

     A description of the Registrant's Securities is set forth in Registrant's Prospectus (incorporation by reference to Registration No. 333-11625 under the Securities Act of 1933). See Section titled "SUMMARY OF ORGANIZATIONAL DOCUMENTS AND SECURITIES."

Item 2.  EXHIBITS

     (1) Amendment No. 1 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (2) Amendment No. 2 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (3) Amendment No. 3 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (4) Post-Effective Amendment No. 1 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (5) Post-Effective Amendment No. 2 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (6) Charter Certificate of Incorporation and Amendment No. 1 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (7) Bylaws of the Registrant (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (8) Form of Shareholder Warrant Agreement (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (9) Form of Stock Certificate of Common Shares of the Company (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

     (10) Form of Common Warrant Certificate (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                                   SIGNATURE

     Pursuant to the requirements of Section 12(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on September 30, 1998.

                                    CAPITAL ALLIANCE INCOME TRUST LTD
                                    A Real Estate Investment Trust


                                    By:  /s/    Thomas B. Swartz
                                       ----------------------------------------
                                             Thomas B. Swartz,
                                             Chairman of the Board and
                                             Chief Executive Officer

If the securities to be registered on this form are to be registered on an exchange on which other securities of the registrant are registered, or are to be registered pursuant to Section 12(g) of the Act, copies of all constinent instruments defining the rights of the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders, shall be filed as exhibits with each copy of the registration statement filed with the Commission or with each copy of the registration statement filed with the Commission or with an exchange, subject to Rule 12-b32 regarding incorporation of exhibits by reference.